Exhibit 99.2 september 15, 2022 merger of oaktree specialty lending corporation (nasdaq: ocsl) and oaktree strategic income ii, inc. (“osi ii”)

OAKTREE STRATEGIC INCOME II, INC. Forward Looking Statements & Legal Disclosures Some of the statements in this presentation constitute forward-looking statements because they relate to future events, future performance or financial condition or the two-step merger (collectively, the “Mergers”) of Oaktree Strategic Income II, Inc. (“OSI II”) with and into Oaktree Specialty Lending Corporation (“OCSL”). The forward-looking statements may include statements as to: future operating results of OSI II and OCSL and distribution projections; business prospects of OSI II and OCSL and the prospects of their portfolio companies; and the impact of the investments that OSI II and OCSL expect to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this presentation involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the Mergers closing; (ii) the expected synergies and savings associated with the Mergers; (iii) the ability to realize the anticipated benefits of the Mergers, including the expected elimination of certain expenses and costs due to the Mergers; (iv) the percentage of OSI II and OCSL stockholders voting in favor of the proposals submitted for their approval; (v) the possibility that competing offers or acquisition proposals will be made; (vi) the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied or waived; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk that stockholder litigation in connection with the Mergers may result in significant costs of defense and liability; (ix) changes in the economy, financial markets and political environment, including the impacts of inflation and rising interest rates; (x) risks associated with possible disruption in the operations of OSI II and OCSL or the economy generally due to terrorism, war or other geopolitical conflict (including the current conflict between Russia and Ukraine); natural disasters or the COVID-19 pandemic; (xi) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (xii) conditions in OSI II’s and OCSL’s operating areas, particularly with respect to business development companies or regulated investment companies; (xiii) general considerations associated with the COVID-19 pandemic; and (xiv) other considerations that may be disclosed from time to time in OSI II’s and OCSL’s publicly disseminated documents and filings. OSI II has based the forward-looking statements included in this presentation on information available to OSI II on the date of this presentation, and OSI II assumes no obligation to update any such forward-looking statements. Although OSI II undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that OSI II and OCSL in the future may file with the Securities and Exchange Commission (“SEC”), including the Joint Proxy Statement and the Registration Statement (each as defined below), annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Unless otherwise indicated, data provided herein are dated as of June 30, 2022. 1

OAKTREE STRATEGIC INCOME II, INC. Forward Looking Statements & Legal Disclosures (continued) Additional Information and Where to Find It In connection with the Mergers, OSI II and OCSL plan to file with the SEC and mail to their respective stockholders a joint proxy statement on Schedule 14A (the “Joint Proxy Statement”), and OCSL plans to file with the SEC a registration statement on Form N-14 (the “Registration Statement”) that will include the Joint Proxy Statement and a prospectus of OCSL. The Joint Proxy Statement and the Registration Statement will each contain important information about OSI II, OCSL, the Mergers and related matters. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. STOCKHOLDERS OF OSI II AND OCSL ARE URGED TO READ THE JOINT PROXY STATEMENT AND REGISTRATION STATEMENT, AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OSI II, OCSL, THE MERGERS AND RELATED MATTERS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s website, http://www.sec.gov and, for documents filed by OCSL, from OCSL’s website at http://www.oaktreespecialtylending.com. Participants in the Solicitation OSI II, its directors, certain of its executive officers and certain employees and officers of Oaktree Fund Advisors, LLC and its affiliates (collectively, “Oaktree”) may be deemed to be participants in the solicitation of proxies in connection with the Mergers. Information about the directors and executive officers of OSI II is set forth in its proxy statement for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on January 20, 2022. OCSL, its directors, certain of its executive officers and certain employees and officers of Oaktree may be deemed to be participants in the solicitation of proxies in connection with the Mergers. Information about the directors and executive officers of OCSL is set forth in its proxy statement for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on January 20, 2022. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the OSI II and OCSL stockholders in connection with the Mergers will be contained in the Joint Proxy Statement when such document becomes available. These documents may be obtained free of charge from the sources indicated above. No Offer or Solicitation This presentation is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this presentation is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in OSI II, OCSL or in any fund or other investment vehicle managed by Oaktree. 2

OAKTREE STRATEGIC INCOME II, INC. Expected to Deliver Significant Benefits to OSI II Stockholders Access to liquidity in an Expected to be accretive established, listed BDC to NII and the dividend with a successful track record Anticipated benefit from Merger with a known, OCSL’s lower cost, more diversified portfolio with flexible capital structure significant investment including investment overlap that has been grade credit ratings and under Oaktree unsecured debt management The board of directors of each of OCSL and OSI II have unanimously approved the Mergers and believe 1 that they will create significant value for stockholders of both companies 1 In connection with the consideration of a transaction, the board of directors of each of OCSL and OSI II established a special committee, consisting only of certain independent directors. The board of directors 3 of each of OCSL and OSI II unanimously approved the Mergers following the unanimous recommendation of the OCSL Special Committee and OSI II Special Committee, respectively.

OAKTREE STRATEGIC INCOME II, INC. Transaction Summary • OCSL to acquire 100% of OSI II in a stock-for-stock transaction, with shares of OSI II common stock to be exchanged for shares of OCSL common stock on a NAV-for-NAV basis merger structure • Merger will result in an ownership split of the combined company proportional to each of OCSL’s and OSI II’s respective net asset values • Combined company will continue to trade under the ticker symbol “OCSL” on the Nasdaq Global Select Market • $3.3 billion of total assets; $1.6 billion of net assets • 158 portfolio companies combined company • Pro forma net leverage of 1.01x debt-to-equity; no anticipated changes to OCSL’s target leverage ratio of 0.90x to 1.25x balance sheet • Flexible capital structure with no material near-term debt maturities • OCSL’s existing debt sources will remain outstanding and OSI II’s credit facilities will be assumed by OCSL • OCSL base management fee rate of 1.50% to remain unchanged • OCSL 17.5% incentive fee and 6% hurdle rate to remain unchanged fee structure • Oaktree has agreed to waive base management fees equal to $9 million for two years: $1.5 million per quarter (with such amount appropriately prorated for any partial quarter) in the first year following closing and $750,000 per quarter (with such amount appropriately prorated for any partial quarter) in the second year following closing • OCSL: Affirmative vote of a majority of votes cast where a quorum is present required approvals • OSI II: Affirmative vote of a majority of outstanding shares • Regulatory approvals and other customary closing conditions • Oaktree will continue to serve as the investment adviser of the combined company management & governance • OCSL’s officers and board of directors expected to remain unchanged • Expect to file a joint proxy statement / prospectus and registration statement before the end of calendar year 2022 anticipated timing • Anticipate closing in fiscal Q2 2023, subject to stockholder approval and satisfaction or waiver of other closing conditions As of June 30, 2022 4

OAKTREE STRATEGIC INCOME II, INC. Overview of OCSL portfolio characteristics • OCSL is a publicly traded BDC that Oaktree took over management of in October 2017 (At fair value) • Managed by Oaktree’s Strategic Credit strategy, the same team that manages OSI II $2.6bn 151 total investments portfolio companies • Has substantially similar investment focus of OSI II • OCSL has had compelling performance under Oaktree 9.3% management: 88% weighted average yield on 1 – 10.0% annualized return on equity floating rate debt portfolio debt investments 2 – 10.1% dividend yield ; increased dividend ten times total, including nine consecutive quarters with a dividend increase 87% 0 through June 30, 2022 senior secured non-accruals – Stock has traded at an average price-to-NAV of 1.00x over debt investments 2 the last year portfolio composition top ten industry composition (As % of total portfolio at fair value, $ in millions) (As % of total portfolio at fair value; based on GICS sub-industry classification) Application Software 15.7% 4% Pharmaceuticals 4.7% First Lien – $1,796 2% 7% Data Processing & Outsourced Services 4.4% Second Lien – $426 Biotechnology 4.0% 17% Unsecured – $64 Health Care Technology 3.8% Industrial Machinery 3.0% Equity – $110 70% Internet & Direct Marketing Retail 2.8% Joint Ventures – $170 Aerospace & Defense 2.8% Specialized Finance 2.7% Fertilizers & Agricultural Chemicals 2.5% As of June 30, 2022, unless otherwise noted 5 1 Annualized return on equity calculated as the change in net asset value plus distributions paid from December 31, 2017 through June 30, 2022. 2 As of September 13, 2022. Source: S&P Global Market Intelligence.

OAKTREE STRATEGIC INCOME II, INC. Strategic Rationale 1 • Combined company will have more than $3 billion of total assets and over $1.5 billion of net assets increased scale Increased Scale and and access to Secondary Market • Provides accelerated path to liquidity to OSI II shareholders liquidity Liquidity • OCSL’s larger market capitalization may lead to broader equity research coverage to reach a larger set of investors 2 improved portfolio Enhanced • Combination of two known, complimentary investment portfolios that have been under Oaktree management metrics and seamless Diversification via • Significant investment overlap as over 97% of OSI II’s portfolio investments are also in OCSL’s portfolio portfolio Seamless Portfolio integration • Strong credit quality in combined portfolio with no investments on non-accrual Integration 3 • Larger scale of OCSL may improve access to more diverse, lower cost sources of debt capital greater access to Enhanced Access to • OSI II stockholders expected to benefit from OCSL’s lower cost, more flexible capital structure including debt capital markets Debt Capital Markets investment grade credit ratings and unsecured debt 4 anticipated to be • Expected to be accretive to NII per share for both OCSL and OSI II stockholders Accretive to Net accretive to net Investment Income • The combined company is expected to recognize expense savings through cost and operational synergies investment income Oaktree believes that combining OCSL and OSI II will create significant value for stockholders of both companies by realizing the benefits of increased scale As of June 30, 2022 6

OAKTREE STRATEGIC INCOME II, INC. The Combination of OCSL and OSI II Would Create a Top Ten Publicly-Traded BDC by Total Assets top 20 publicly traded bdcs by total assets ($ in millions) $25,000 20,000 15,000 $21,797 10,000 $17,189 $13,088 $10,383 ~$2.7 billion of additional assets 5,000 $7,496 $5,770 $3,826 $3,678 $3,405 $3,294 $2,870 $2,829 $2,689 $2,635 $2,580 $2,426 $2,392 $2,046 $604 $1,875 $1,873 $1,431 0 ARCC FSK ORCC BXSL PSEC GBDC MAIN GSBD NMFC Pro HTGC BBDC OCSL MFIC TSLX BCSF SLRC CGBD CION TCPC PNNT OSI II Forma 1 OCSL The pro forma company would have nearly $3.3 billion of total assets As of June 30, 2022 Source: Refinitv BDC Collateral 1 Pro Forma OCSL based on combining total assets of OCSL and OSI II as of June 30, 2022. 7

OAKTREE STRATEGIC INCOME II, INC. Immediate Access to Liquidity in an Established, Listed BDC market capitalization and 3-month average daily trading volume ($) ($ in millions) $12,000 $60 50 10,000 40 8,000 30 6,000 20 4,000 10 2,000 0 0 -10 ARCC FSK ORCC BXSL MAIN PSEC GBDC HTGC GSBD Pro TSLX NMFC OCSL BBDC BCSF SLRC MFIC TCPC CGBD CION PNNT Forma 1 OCSL A larger market capitalization may improve OCSL’s secondary market trading liquidity, making the stock more attractive to institutional investors Trading data as of September 13, 2022 Source: S&P Capital IQ, company websites. Note: Comp set composed of top-20 publicly-traded BDCs by total assets as of June 30, 2022. 1 Pro Forma OCSL based on applying OCSL’s current price to NAV multiple to OSI II’s NAV as of June 30, 2022, excluding the impact of expenses related to the Mergers or any tax-related distributions. 8 Market Cap 3-Month Daily Trading Volume ($)

OAKTREE STRATEGIC INCOME II, INC. Metrics on the Combined Investment Portfolio portfolio diversification (At fair value unless otherwise noted, $ in thousands) ocsl osi ii combined Investments at Fair Value $2,565,388 $566,676 $3,132,064 Top 10 Investments (%) 22.6% 23.6% 21.8% Number of Portfolio Companies 151 115 158 Non-Accruals at Cost (%) - - - Assets by Type 3% 4% 4% 2% 2% 5% 7% First Lien 13% Second Lien 16% 17% Unsecured Equity 70% 73% 84% Joint Venture Interests 1 Industry Diversification Application Software JV Interests 15.7% 16.4% 19.7% Pharmaceuticals 5.4% 6.6% Data Processing & Outsourced Services 5.3% Biotechnology 4.8% 4.7% Health Care Technology 4.1% 60.5% 61.6% 60.8% 4.1% 4.4% Construction & Engineering 3.7% 4.0% Industrial Machinery 4.0% 3.6% Aerospace & Defense 3.6% 3.8% 3.1% Other As of June 30, 2022 1 Based on GICS sub-industry classification. 9

OAKTREE STRATEGIC INCOME II, INC. Significant Portfolio Overlap 1 investment overlap (At fair value, $ in millions) ocsl osi ii Non-Overlapping Non-Overlapping Investments, 3% Investments, 14% Overlapping Overlapping Investments, 86% Investments, 97% Fair Value % Portfolio Fair Value % Portfolio Overlapping Investments $2,058 $552 86% 97% Non-Overlapping Investments 337 15 14 3 Total Investments $2,396 $567 Substantial investment overlap will help facilitate a seamless portfolio integration As of June 30, 2022 Note: Numbers may not sum due to rounding. 10 1 Excludes OCSL’s investments in the Kemper JV and the Glick JV.

OAKTREE STRATEGIC INCOME II, INC. Opportunity for Debt Optimization the merger of ocsl and osi ii is expected to optimize financing costs • Larger scale may improve access to more diverse, lower cost sources of debt capital • Ability to consolidate existing borrowing facilities • Combined company is expected to benefit from OCSL’s investment grade credit ratings and ability to access unsecured debt markets comparative debt mix ($ in millions) ocsl osi ii combined Total Funded Debt $1,395 $270 $1,665 Total Committed Debt 1,850 316 2,160 Net Assets 1,264 325 1,589 Cash 34 21 55 Net Leverage Ratio 1.08x 0.76x 1.01x Funding Mix 2% 12% 12% Unsecured Notes 24% 39% Revolving Credit Facilities 47% SPV Funding Facilities 41% 86% Secured Borrowings 37% 11 As of June 30, 2022

OAKTREE STRATEGIC INCOME II, INC. Anticipated to be Accretive to Net Investment Income 1 potential cost synergies estimated annual operating expense savings ($ in millions) $1.4 million operational synergies through the in operating expense $14 elimination of expenses totaling an savings $11.9 estimated $1.4 million annually 12 $10.5 $2.6 10 8 streamlined capital structure estimated to 6 save $0.2 to $0.3 million annually $9.3 4 2 0 management fee waiver of $9 million over OCSL + OSI II Standalone Pro Forma two years ($6 million in year one, $3 OCSL OSI II million in year two) immediately following closing of merger OCSL OSI II Combined 2 Expense Ratio 0.35% 0.42% 0.32% As of June 30, 2022 1 OCSL and OSI II standalone operating expenses include professional fees, administrator expense, general and administrative expenses and directors fees over the trailing twelve-month period ended June 30, 2022. 2 Represents operating expenses (professional fees, administrator expense, general and administrative expenses and directors fees) over the trailing twelve-month period ended June 30, 2022 as a percentage of 12 average total assets over the same time period.

OAKTREE STRATEGIC INCOME II, INC. Dividend Accretion osi ii 1 pre-merger pro forma for merger Dividends Per Share $0.44 $0.46 OCSL’s dividend is higher than OSI II’s on an adjusted basis Dividend Yield on NAV 9.4% 9.9% Shares exchanged on a NAV-for-NAV basis NAV Per Share $18.69 $18.69 which will result in an ownership split of the combined company proportional to each of Shares Outstanding (millions) 17.4 17.4 OCSL’s and OSI II’s respective net asset values The Mergers will result in accretion to OSI II stockholder dividends As of June 30, 2022 1 OSI II pro forma data based on exchange ratio determined by dividing OSI II’s net asset value per share as of June 30, 2022 by OCSL’s net asset value per share as of the same date, which results in an exchange ratio of 2.71x. Net asset values do not include the impact of expenses related to the Mergers or any tax-related distributions. Final merger NAV will be determined within 48 hours prior to closing. Pro forma dividends per share based on OCSL’s most recently declared distribution of $0.17 per share, adjusted by the exchange ratio. Refer to page 16 for further detail on the merger consideration. 13

OAKTREE STRATEGIC INCOME II, INC. Conclusion increased scale and access to liquidity improved portfolio metrics and seamless portfolio integration greater access to debt capital markets anticipated to be accretive to net investment income 14

Appendix

OAKTREE STRATEGIC INCOME II, INC. Appendix I: Total Merger Consideration 1 merger consideration highlights illustrative example ($ and share amounts in millions, except per share data) Total merger consideration will be based on the net asset values of OCSL and OSI II $18.69 $6.89 osi ii nav ocsl nav • OCSL to acquire 100% of OSI II in a stock-for-stock per share per share transaction, with shares of OSI II common stock to be exchanged for shares of OCSL common stock on a NAV-for-NAV basis 2.71x • Mergers will result in an ownership split of the combined company proportional to each of OCSL’s exchange ratio and OSI II’s respective net asset values • At closing, NAV used in determining the exchange ratio will reflect transaction expenses and any tax- (Total NAV and shares in millions) OSI II OCSL Combined related distributions Total NAV $325 $1,264 $1,589 Shares Outstanding 17.4 183.4 230.6 NAV Per Share $18.69 $6.89 $6.89 1 Based on net asset values as of June 30, 2022. Net asset values do not include the impact of expenses related to the Mergers or any tax-related distributions. Final merger NAV will be determined within 48 16 hours prior to closing (excluding Sundays and holidays).

OAKTREE STRATEGIC INCOME II, INC. Appendix II: OCSL & OSI II Comparison portfolio and balance sheet metrics (At fair value, $ in thousands) OCSL OSI II Combined Company Portfolio: Investments at Fair Value $2,565,388 $566,676 $3,132,064 Top 10 Investments (%) 22.6% 23.6% 21.8% Number of Portfolio Companies 151 115 158 First Lien (%) 70% 84% 73% Second Lien (%) 17% 13% 16% Unsecured (%) 3% 0% 2% Equity (%) 4% 3% 4% Joint Venture Interests (%) 7% - 5% Non-Accruals at Cost - - - Balance Sheet: Total Assets $2,689,378 $604,196 $3,293,574 Cash and Cash Equivalents $34,306 $21,175 $55,481 1 Total Debt Outstanding $1,356,606 $269,802 $1,626,408 Net Assets $1,263,529 $325,280 $1,588,809 Total Debt to Equity Ratio 1.10x 0.83x 1.05x Net Debt to Equity Ratio 1.08x 0.76x 1.01x 1 Unsecured Borrowings (%) 47% - 39% As of June 30, 2022 17 1 Net of unamortized financing costs.